UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 27, 2011

OCZ TECHNOLOGY GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-34650	04-3651093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6373 San Ignacio Avenue
San Jose, California  95119
(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 733-8400

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On September 27, 2011 the Board of Directors (the “Board”) of OCZ Technology Group, Inc. (the “Company”) adopted the OCZ Severance Plan for Management and Key Employees (the “Severance Plan”).  The purpose of the Severance Plan is to provide severance benefits to the Company’s Chief Executive Officer, certain vice president level employees and other key employees in connection with a change of control of the Company.  The following summary describes the key provisions of the Severance Plan.

The Severance Plan provides that if during a Termination Period, the employment of a Participant who was a Participant at the Effective Date for such Termination Period is terminated by reason of a Qualifying Termination (as such terms are defined in the Severance Plan), the Participant will receive the following benefits:

If the Participant is the Chief Executive Officer of the Company,

(i)	A lump sum payment equal to 150% of the participant’s base salary and bonus;
(ii)
Continued coverage of the participant for an 18-month period under any and all medical, dental, vision, and disability insurance in which such participant was participating immediately prior to the Effective Date;

(iii)	An 18-month accelerated vesting and immediate exercisability of any outstanding stock options or restricted stock units held by the participant; and
(iv)	Immediate lapsing of all repurchase rights relative to shares held by the participant.

If the Participant is a vice president of the Company,

(i)	A lump sum payment equal to 100% of the participant’s base salary and bonus;
(ii)
Continued coverage of the participant for a 12-month period under any and all medical, dental, vision, and disability insurance in which such participant was participating immediately prior to the Effective Date;

(iii)	A 12-month accelerated vesting and immediate exercisability of any outstanding stock options or restricted stock units held by the participant; and
(iv)	Immediate lapsing of all repurchase rights relative to shares held by the participant.

If the Participant is a named key employee of the Company,

(i)	A lump sum payment equal to 50% of the participant’s base salary and bonus;
(ii)
Continued coverage of the participant for a 6-month period under any and all medical, dental, vision, and disability insurance in which such participant was participating immediately prior to the Effective Date;

(iii)	A 6-month accelerated vesting and immediate exercisability of any outstanding stock options or restricted stock units held by the participant; and
(iv)	Immediate lapsing of all repurchase rights relative to shares held by the participant.

The severance benefits payable under the Severance Plan are subject to the Participant’s compliance with certain confidentiality provisions.

The foregoing description of the Severance Plan is only a summary and is qualified in its entirety by reference to the Severance Plan, a copy of which is attached as Exhibit 10.1 hereto and incorporated by reference into this Item 5.02.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of stockholders on September 27, 2011 (the “Annual Meeting”) at the Company’s headquarters in San Jose.  At the Annual Meeting, stockholders were asked to vote on six proposals: (1) the election of two class II directors, each to serve for a three-year term and until their respective successors are elected and qualified; (2) the approval of an amendment to the Company’s 2004 Stock Incentive Plan (the “Stock Plan”) to require that a vote by stockholders is required in order to lower the exercise price of an outstanding equity award; (3) the approval of an increase in the maximum aggregate number of shares that may be issued under the Company’s Stock Plan by 4,500,000 shares; (4) an advisory vote on the Company’s executive compensation; (5) an advisory vote on the frequency of future advisory votes on executive compensation and (6) the ratification of the appointment of Crowe Horwath LLP as the Company’s independent auditors for the fiscal year ending February 29, 2012.  The final results of the stockholder votes on the six proposals are as set forth below.

1.	Election of Directors.

Stockholders elected all of the Company’s nominees for Class II director for three-year terms expiring on the date of the Annual Meeting in 2014.

	For	Withheld	Broker Non-Votes
Richard L. Hunter	29,146,727	1,439,290	9,747,445

Ralph Schmitt	29,148,639	1,437,378	9,747,445

2.	Approval of An Amendment To The Company’s Stock Plan To Require That A Vote By Stockholders Is Required In Order To Lower The Exercise Price Of An Outstanding Equity Award.
Stockholders approved the amendment to the Company’s Stock Plan to require the vote of stockholders in order to lower the exercise price of an outstanding equity award.

For	Against	Abstentions	Broker Non-Votes
29,788,423	694,425	103,169	9,747,445

3.	Approval Of An Increase In The Maximum Aggregate Number Of Shares That May Be Issued Under The Company’s Stock Plan By 4,500,000 Shares.

Stockholders approved the increase in the maximum aggregate number of shares that may be issued under the Company’s Stock Plan.

For	Against	Abstentions	Broker Non-Votes
26,921,769	3,546,598	117,650	9,747,445

4.	Advisory vote on the Company’s Executive Compensation.

Stockholders approved the Company’s executive compensation.

For	Against	Abstentions	Broker Non-Votes
28,955,988	1,500,120	129,909	9,747,445

5.	Advisory vote on the Frequency of Future Advisory Votes on the Company’s Executive Compensation.

Stockholders approved the yearly vote on the future advisory votes on the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstained	Broker Non-Votes
27,716,508	1,103,186	1,272,503	493,820	9,747,445

6.	Approval of the Company’s Independent Auditors.

Stockholders ratified the appointment of Crowe Horwath LLP as the Company’s independent auditors for the fiscal year ended February 29, 2012.

For	Against	Abstain
39,311,446	900,540	121,476

The Company’s Board conducted a meeting on September 27, 2011 immediately following the Annual Meeting.  In light of the voting results with respect to the frequency of future stockholder votes on executive compensation, the Board has decided that the Company will hold an annual advisory vote on the compensation of its named executive officers at least until the next vote on the frequency of future stockholder votes on the compensation of executives.  The Company is required to hold votes on frequency at least once every three years.

 Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1           OCZ Severance Plan for Management and Key Employees

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OCZ Technology Group, Inc.

By:	/s/ Arthur F. Knapp, Jr.
Arthur F. Knapp, Jr. Chief Financial Officer

Date:  September 30, 2011